CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc., I, Donald F. Earnest, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
Dated this 12th day of August, 2014.
Yours truly,

   /s/ Donald F. Earnest
Donald F. Earnest, P.G.

CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc., I, Michael J. Lechner, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
Dated this 12th day of August, 2014.
Yours truly,

   /s/ Michael J. Lechner
Michael J. Lechner, P.Geo.

CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc., I, Steve L. Milne, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
Dated this 12th day of August, 2014.
Yours truly,

   /s/ Steve L. Milne
Steve L. Milne, P.E.

CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc., I, Robert M. Robb, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
Dated this 12th day of August, 2014.
Yours truly,

   /s/ Robert M. Robb
Robert M. Robb, P.E.

CONSENT OF EXPERT
Reference is made to my report, Technical Report for the San Luis Project Feasibility Study, Ancash Department, Peru dated June 4, 2010 (the “Report”).
In connection with the Registration Statement on Form S-8 of Silver Standard Resources Inc., I, Clinton Strachan, consent to the use of my name and references to the Report, or portions thereof, in the Registration Statement and to the inclusion or incorporation by reference of information derived from the Report in the Registration Statement.
Dated this 12th day of August, 2014.
Yours truly,

   /s/ Clinton Strachan
Clinton Strachan, P.E.